                                                                   EXHIBIT 10.11

                                 SIXTH AMENDMENT
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

      THIS SIXTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 30th day of June, 2004, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("DGFS"), DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 ("DGPFC"; DGFS and DGPFC may be referred to hereinafter either individually or collectively as "Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank, N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), BANK ONE, NA (MAIN OFFICE - CHICAGO, ILLINOIS) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("Bank One"), REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions"), NATIONAL CITY BANK OF KENTUCKY, a national banking association with offices located at 101 S. Fifth Street, 37th Floor, Louisville, Kentucky 40202 ("National City Bank"), and FIFTH THIRD BANK, N.A. (TENNESSEE), a national banking association organized and existing under the laws of the United States of America, with offices located at 810 Crescent Centre Drive, Suite 160, Franklin, Tennessee 37067 ("Fifth Third") (FTBNA, Hibernia, U.S. Bank, Carolina First, Bank One, and Regions collectively, the "Original Banks") (the Original Banks, National City Bank, and Fifth Third collectively the "Banks," and each individually, a "Bank");

                                Recitals of Fact

      Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Original Loan Agreement") among the Original Banks, DGFS and the other parties named therein, the Original Banks agreed to make loans and advances to DGFS on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Original Loan Agreement, each with a termination date of June 30, 2004 (collectively, the "October 2002 Notes").

      Pursuant to that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (the "First Amendment") among the Original Banks, DGFS and the other parties named therein, the Facility Commitment for Regions was increased to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), and the total Commitment of the Original Banks was increased to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00).

      Pursuant to that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003 (the "Second Amendment") among the Original Banks, National City Bank, DGFS and the other parties named therein, the Facility Commitment for Carolina First was increased to a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); the Facility Commitment for Bank One was increased to a maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00); National City Bank was added as a Bank with a Facility Commitment of a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000.00).

      Pursuant to that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003 (the "Third Amendment"") among the Banks, DGFS and the other parties named therein, the Facility Commitment for Hibernia was increased to a maximum principal amount of Twenty Million Dollars ($20,000,000.00); the Facility Commitment for U.S. Bank was increased to a maximum principal amount of Thirty Million Dollars ($30,000,000.00); Fifth Third was added as a Bank with a Facility Commitment of a maximum principal amount of Ten Million Dollars ($10,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Eighty Million Dollars ($180,000,000.00).

      Pursuant to that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement, dated on or about July 17, 2003 (the "Fourth Amendment") among the Banks, DGFS and the other parties named therein, the Loan Agreement was modified to allow DGC to pay dividends after the closing of its initial public offering of stock.

      Pursuant to that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement, dated as of November 26, 2003 (the "Fifth Amendment"; the Original Loan Agreement, as amended hereby, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment referred to hereinafter as the "Loan Agreement"), among the Banks, DGFS and the other parties named therein, the Facility Commitment for FTBNA was increased to a maximum principal amount of Forty Million Dollars ($40,000,000.00), the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Ninety Million Dollars ($190,000,000.00), and other modifications were made to the Loan Agreement.

      DGFS has now requested that the Banks add DGPFC as a Borrower under their respective Facility Commitments and add DGPFC as a party to the Loan Agreement, the Security Agreement as defined therein, and to other documents evidencing or securing the Loan, and that the Banks extend the maturity date of the Loan as hereinafter provided to June 30, 2007, and make other modifications to the Loan Agreement, the Seventh Amended and Restated Security Agreement defined therein, and any other security agreement or other loan or security document (the Loan Agreement and all such security documents collectively herein referred to as the "Security Documents"), and the Banks have agreed to this request. In connection therewith, the Borrowers have contemporaneously herewith executed restated individual revolving credit notes to each of the Banks in the amount of current Facility Commitments (collectively, the "New Notes").

      The Borrower and the Banks now desire to modify certain terms of the Loan as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenant and agree with the Banks, that:

      (a) All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby; in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as thereafter amended from time to time, between the Borrower and Agent (the "Security Agreement"); and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

      (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

      (c) There are no existing offsets, defenses or counterclaims to the obligations of the Borrowers as set forth in the New Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

      (d) Neither Borrower has any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrowers or any of them have or may have any such existing claim (whether known or unknown), the Borrower do each hereby forever release and discharge, in all respects, the Banks with respect to such claim.

      (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. The following definitions shall be added to Section 1.1 of the Loan Agreement and shall be inserted where appropriate in correct alphabetical order:

            "Borrower" shall mean, collectively, Direct General Financial Services, Inc., a Tennessee corporation, and Direct General Premium Finance Company, a Tennessee corporation.

            "DGPFC" means Direct General Premium Finance Company, a Tennessee corporation.

            "Loan Termination Date" shall mean the earlier of (a) June 30, 2007, or in the event that the Banks and Borrower shall hereafter mutually agree in writing that the Loan and the Banks' commitments hereunder shall be extended to another date, and the Notes shall be modified or amended to reflect such extension, such other date mutually agreed upon between the Agent, the Banks and Borrower to which the Banks' commitments shall have been extended, or (b) the date as of which Borrower shall have terminated the Banks' commitment under the provisions of Section 2.5 hereof.

      4. The definition of "Effective Date" shall be deleted in its entirety and the following inserted in lieu thereof:

      "Effective Date" shall mean June 30, 2004.

      5. The definition of "Allowable Investments," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Allowable Investments" shall mean, as to Affiliated Insurers, (a) any investment in Borrower, another Affiliated Insurer, or in any Agency Subsidiary, subject to any required prior approval or consent of the applicable insurance regulatory authorities; (b) real estate owned and occupied by Affiliated Insurers or Related Persons; (c) investments in real estate owned by DGC; and (d) any investments expressly permitted by the insurance department regulations and/or statutes of any state where any Affiliated Insurer is domiciled.

      6. The definition of "Twelfth Amended and Restated Guaranty Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Thirteenth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of June 30, 2004, guaranteeing the payment of indebtednesses of the Borrower to the Banks not to exceed One Hundred Ninety Million Dollars
      ($190,000,000.00), plus interest and costs of collection.

All references in the Loan Agreement to any prior Amended and Restated Guaranty Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Thirteenth Amended and Restated Guaranty Agreement.

      7. The definition of "Seventh Amended and Restated Pledge and Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of November 26, 2003, as amended by that Fifth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2004, and as the same may be further modified or amended, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Thirteenth Amended and Restated Guaranty Agreement.

      8. The definition of "Seventh Amended and Restated Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and

      Restated Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Security Agreement, dated as of November 26, 2003, as amended by that Fifth Amendment to Seventh Amended and Restated Security agreement, dated as of June 30, 2004, and as the same may be further modified or amended, pursuant to which the Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

        9. Section 2.4(b) of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (b) On the Effective Date, the Borrower agrees to pay to the Agent a commitment fee in the amount of Seven Hundred Twelve Thousand Five Hundred Dollars ($712,500.00) [three hundred seventy-five-thousandth percent (0.375%) of total Facility Commitments (the "Commitment Fee")], in consideration of the Banks' agreement to make funds available to Borrower under the terms and provisions hereof from the Effective Date until the Loan Termination Date specified in Section 1.1 hereof. Borrower agrees that the Commitment Fee is fair and reasonable considering the condition of the money market, the creditworthiness of the Borrower, the interest rate to be paid, and the nature of the security for the Loan. In the event that Borrower and Banks shall hereafter mutually agree to extend the term of the Banks' commitments hereunder, they may also agree at that time as to an additional commitment fee to be paid for such further commitment by the Banks, but not to exceed the maximum permitted by applicable law.

      10. Section 2.4(c) of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (c) On the Effective Date, the Borrower agrees to pay to the Agent an Agent's Fee for its services in obtaining the commitment from the other Banks and servicing, administering and verifying the Loan and the collateral in accordance with a separate fee letter between the Borrower and the Agent.

      11. Section 6.11 of the Loan Agreement, as set forth in the Original Loan Agreement, as amended, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            6.11 MINIMUM CONSOLIDATED NET INCOME. Maintain, beginning September 30, 2004, as to DGC on a consolidated basis, on a rolling four (4) quarter basis, as of the end of each fiscal quarter net income after taxes (GAAP basis) of at least Thirty Million Dollars ($30,000,000.00).

      12. Section 6.13 of the Loan Agreement, as set forth in the Original Loan Agreement, as amended, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            6.13 MINIMUM TANGIBLE NET WORTH. Maintain at all times beginning on the Effective Date a Tangible Net Worth (as defined in Section 1) of not less than (a) as to Borrower, Nine Million Five Hundred Thousand Dollars ($9,500,000.00); and (b) as to DGC, One Hundred Sixty Million Dollars ($160,000,000.00), and commencing with the fiscal year beginning January 1, 2005, increased by twenty-five percent (25%) of all future net income after taxes, measured at the end of each fiscal quarter.

      13. Section 7.4 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            7.4 SALE OF ASSETS. Sell, lease, transfer or dispose of all or a substantial part of its assets, or permit any Affiliated Insurer to sell, lease, transfer or dispose of all or a substantial part of its assets, except for sales in the ordinary course of business and sales or leases of DIC-owned real estate, computers or other fixed assets, and except for the sale of the Direct Life Insurance Company shell subsidiary.

      14. Section 7.7 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            7.7 NEW BUSINESS. Directly or indirectly whether in its own name or through one or more subsidiaries (a) expand, acquire or enter into any business other than (i) the business of DGC and its subsidiaries providing or administering any type of insurance, related financial products, or related business (such as auto club) and (ii) the Agency Subsidiaries providing or offering products and services not related to the insurance business (such as payday loans, consumer loans, other consumer finance products, personal communication equipment, tax filing services, money transfer services) provided that Borrower, DGC and the Agency Subsidiary will not, in the aggregate, invest more than Twenty Million Dollars ($20,000,000.00), either directly or as joint venturers, in such activities; or (b) enter into any management contract whereby the effective management or control of DGC or any of its subsidiaries is delegated to third parties, without the prior written consent of the Required Banks.

      15. Section 8.6 to the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            8.6 MINIMUM CAPITAL SURPLUS OF AFFILIATED INSURERS. If the Affiliated Insurers shall, at any time, have a minimum capital surplus (including surplus notes) of less than One Hundred Twenty-Five Million Dollars ($125,000,000.00) on a combined GAAP basis.

      16. Exhibit "C" to the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety, and the schedule attached hereto marked REVISED EXHIBIT "C" shall be inserted in lieu thereof.

      17. Exhibit "E" to the Loan Agreement, as set forth in the Original Loan Agreement, as amended, is hereby deleted in its entirety, and the schedule attached hereto marked REVISED EXHIBIT "E" shall be inserted in lieu thereof.

      18. Exhibit "H" to the Loan Agreement, as set forth in the Original Loan Agreement, as amended, is hereby deleted in its entirety, and the schedule attached hereto marked REVISED EXHIBIT "H" shall be inserted in lieu thereof.

      19. All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      20. All references in all Loan Documents (including, but not limited to, the New Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby. All references in the Loan Documents (including, but not limited to, the Security Agreement and the Loan Agreement) to the "Notes" shall, except as the context may otherwise require, be deemed to constitute references to the New Notes of even date herewith.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
          SIXTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

      IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                            BORROWERS:

                            DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                            By: /s/ Brian G. Moore
                                ------------------------------------------------
                            Name: Brian G. Moore
                            Title: President

                            DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation

                            By: /s/ Brian G. Moore
                                ------------------------------------------------
                            Name: Brian G. Moore
                            Title: President

                            GUARANTORS:

                            DIRECT GENERAL CORPORATION, a Tennessee corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Senior Vice-President and Chief Financial
                                   Officer

                            DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation

                            By: /s/ Barry D. Elkins
                                ---------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                            DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                           [SIGNATURE PAGE CONTINUED]

                            DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                            DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                            DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                            DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation

                            By: /s/ J. Todd Hagely
                                ------------------------------------------------
                            Name: J. Todd Hagely
                            Title: Treasurer

                            DIRECT ADMINISTRATION, INC., a Tennessee corporation

                            By: /s/ J. Todd Hagely
                               -------------------------------------------------
                            Name: J. Todd Hagely
                            Title: Treasurer

                            DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation

                            By: /s/ Barry D. Elkins
                                ------------------------------------------------
                            Name: Barry D. Elkins
                            Title: Vice-President and Chief Financial Officer

                            DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation

                            By: /s/ J. Todd Hagely
                               -------------------------------------------------
                            Name: J. Todd Hagely
                            Title: Treasurer

                           [SIGNATURE PAGE CONTINUED]

                                     BANKS:

                            FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                            By: /s/  Sam  Jenkins
                                ------------------------------------------------
                            Title: SVP

                            HIBERNIA NATIONAL BANK

                            By: /s/ Janet Olson Rack
                                ------------------------------------------------
                            Title: Senior Vice President

                            U.S. BANK NATIONAL ASSOCIATION

                            By: /s/ Russell S. Rogers
                               -------------------------------------------------
                            Title: Vice President

                            CAROLINA FIRST BANK

                            By:  /s/ Charles Chamberlain
                            Title: Executive Vice President

                            BANK ONE, NA

                            (Main Office - Chicago, Illinois)

                            By: /s/ Robert D. Bond
                               -------------------------------------------------
                            Title: First Vice President

                            REGIONS BANK

                            By: /s/ Sam Prudhomme
                               -------------------------------------------------
                            Title: Assistant Vice President

                            NATIONAL CITY BANK OF KENTUCKY

                            By: /s/ Kevin C. Anderson
                               -------------------------------------------------
                            Title: SVP

                            FIFTH THIRD BANK, N.A. (TENNESSEE)

                            By: /s/ David Hicks
                               -------------------------------------------------
                            Title: VP

                           [SIGNATURE PAGE CONTINUED]

                            AGENT:

                            FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                            By: /s/ Sam Jenkins
                               -------------------------------------------------
                            Title: SVP

                               REVISED EXHIBIT "C"

                            FORM OF PROMISSORY NOTES

                                 [See Attached]

                               REVISED EXHIBIT "E"

                           BORROWING BASE CERTIFICATE

                    AS OF ____ DAY OF _______________, 20___

TOTAL RECEIVABLES FROM POLICYHOLDERS FOR PRIOR REPORT                     $_______________
ADD:

        New Contracts                                                     $_______________
LESS:

        Cash Payments                                                    ($_______________)
                                                                         -----------------
                      TOTAL RECEIVABLES

                             FROM POLICYHOLDERS FOR THIS REPORT:          $_______________

LESS INELIGIBLE RECEIVABLES:
        Amounts Insured with Insurance Companies with an A.M. Best
        Rating not in compliance with Section 8.13 of the Loan
        Agreement                                                        ($_______________)
        Past Due Receivables (See clause (a)(iv) of definition of
        Eligible Receivables.)                                           ($_______________)
        Receivables in Ineligible States                                 ($_______________)
        Unearned Interest, Finance Charges or Service Charges            ($_______________)
PLUS RECEIVABLES FROM INSURERS QUALIFYING UNDER CLAUSE (b) OF
DEFINITION OF "ELIGIBLE RECEIVABLES"                                      $_______________
                                                                         -----------------
                  SUBTOTAL: Eligible Receivables (See Section 1.1)        $_______________
TIMES ADVANCE RATE                                                              x 85%
                                                                         -----------------
                                    TOTAL AVAILABILITY                    $_______________
LESS LOAN OUTSTANDING  (not to exceed $190,000,000.00)                   ($_______________)
                                                                         =================

                                    NET LOAN AVAILABILITY                 $_______________

      The undersigned each certifies and warrants that the foregoing Borrowing Base Certificate is true and accurate, based upon the definitions set out in Sections 1.1 and 1.2 of the Loan Agreement.

      DATED this ____ day of ___________________, 20__.

                                    DIRECT GENERAL FINANCIAL SERVICES INC.

                                    By: _______________________________________
                                    Title: ____________________________________

                                    DIRECT GENERAL PREMIUM FINANCE COMPANY

                                    By: _______________________________________
                                    Title: ____________________________________

                               REVISED EXHIBIT "H"

                             COMPLIANCE CERTIFICATE

      The undersigned, the duly authorized officers of DIRECT GENERAL FINANCIAL SERVICES INC., a Tennessee corporation, and DIRECT GENERAL CORPORATION, a Tennessee corporation [referred to respectively as "Borrower" and "DGC"), in that certain Eighth Amended and Restated Loan Agreement dated as of September 30, 2002, as subsequently amended (the "Loan Agreement"), among Borrower, various guarantors therein named, First Tennessee Bank National Association, Memphis, Tennessee, as agent and as bank ("Agent"), and the Banks named therein ("Banks"), certifies to said Agent and Banks, in accordance with the terms and provisions of said Loan Agreement, as follows:

      1. All of the representations and warranties set forth in Section 5 of the Loan Agreement are and remain true and correct on and as of the date of this Certificate with the same effect as though such representations and warranties had been made on and as of this date.

      2. As of the date hereof, the Borrower and DGC are in full compliance with all of the terms and provisions set forth in the Loan Agreement and all of the instruments and documents executed in connection therewith, and no Event of Default, as specified in Section 8 of the Loan Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

      3. As used herein, the term "Affiliated Insurers" shall have the meaning ascribed thereto in the Loan Agreement.

      4. As of _________________, 20__ (the date of the most recent financial statement furnished by Borrower and Affiliated Insurers to Agent), the ratios listed in the Loan Agreement are as follows:

                                                                   ACTUAL           COVENANT
                                                                ------------  ---------------------
AFFIRMATIVE COVENANTS (AS TO BORROWER):
Section 6.13         Tangible Net Worth                         ____________  > or = $9,500,000
Section 6.14         Ratio of Eligible Receivables to Debt      ____________  > or = 1.05:1.00
Section 6.15         Ratio of Unearned Premiums to Loan Amount  ____________  > or = 1.1:1.0

AFFIRMATIVE COVENANTS (AS TO DGC):
Section 6.12         Loan Amount to Net Worth                   ____________  <1.75:1.00
Section 6.13         Tangible Net Worth                         ____________  > or = $160,000,000**
Section 6.16         Debt Service Coverage                      ____________  > or = 1.50:1.00

EVENTS OF DEFAULT AS MEASURED ON AFFILIATED INSURERS:

Section 8.4          Capital Adequacy Ratio         ____________  Event of Default if
                                                                  > or = 4.00 to 1.00
Section 8.5          Liquidity Ratio                ____________  Event of Default if
                                                                  <1.0:1.0
Section 8.6          Minimum Capital Surplus        ____________  Event of Default if
                                                                  <$125,000,000.00
Section 8.8          Risk Based Capital*            ____________  Event of Default if
                                                                  <250%

FUNDED DEBT / EBITDA CALCULATION:
-  Funded Debt / EBITDA Ratio: (Choose one)
_______        Greater than 2.0 to 1.0    (Actual Ratio:_________________)
_______        Less than 2.0 to 1.0       (Actual Ratio:_________________)

* Measured Annually

** Adjusted as provided in Section 6.13.

      The undersigned certify and warrant that the foregoing ratios have been computed from the figures contained in Borrower's, DGC's and Affiliated Insurers' financial statement of the date hereinabove indicated, based upon the definitions set out in Sections 1.1, 1.2 and 1.3 of the Loan Agreement.

      DATED this ____ day of ______________________, 20__.

                                    DIRECT GENERAL FINANCIAL SERVICES INC.

                                    By: ________________________________________
                                    Title: _____________________________________

                                    DIRECT GENERAL PREMIUM FINANCE COMPANY

                                    By: ________________________________________
                                    Title: _____________________________________

                                    DIRECT GENERAL CORPORATION

                                    By: ________________________________________
                                    Title: _____________________________________

                                SEVENTH AMENDMENT
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

      THIS SEVENTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 3rd day of December, 2004, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("DGFS"), DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 ("DGPFC"; DGFS and DGPFC may be referred to hereinafter either individually or collectively as "Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank, N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("JPMorgan"), REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions"), NATIONAL CITY BANK OF KENTUCKY, a national banking association with offices located at 101 S. Fifth Street, 37th Floor, Louisville, Kentucky 40202 ("National City Bank"), and FIFTH THIRD BANK, N.A. (TENNESSEE), a national banking association organized and existing under the laws of the United States of America, with offices located at 810 Crescent Centre Drive, Suite 160, Franklin, Tennessee 37067 ("Fifth Third") (FTBNA, Hibernia, U.S. Bank, Carolina First, JPMorgan, and Regions collectively, the "Original Banks") (the Original Banks, National City Bank, and Fifth Third collectively the "Banks," and each individually, a "Bank");

                                Recitals of Fact

      Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Original Loan Agreement") among the Original Banks, DGFS and the other parties named therein, the Original Banks agreed to make loans and advances to DGFS on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Original Loan Agreement, each with a termination date of June 30, 2004 (collectively, the "October 2002 Notes").

      Pursuant to that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (the "First Amendment") among the Original Banks, DGFS and the other parties named therein, the Facility Commitment for Regions was increased to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), and the total Commitment of the Original Banks was increased to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00).

      Pursuant to that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003 (the "Second Amendment") among the Original Banks, National City Bank, DGFS and the other parties named therein, the Facility Commitment for Carolina First was increased to a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); the Facility Commitment for Bank One was increased to a maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00); National City Bank was added as a Bank with a Facility Commitment of a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000.00).

      Pursuant to that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003 (the "Third Amendment"") among the Banks, DGFS and the other parties named therein, the Facility Commitment for Hibernia was increased to a maximum principal amount of Twenty Million Dollars ($20,000,000.00); the Facility Commitment for U.S. Bank was increased to a maximum principal amount of Thirty Million Dollars ($30,000,000.00); Fifth Third was added as a Bank with a Facility Commitment of a maximum principal amount of Ten Million Dollars ($10,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Eighty Million Dollars ($180,000,000.00).

      Pursuant to that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement, dated on or about July 17, 2003 (the "Fourth Amendment") among the Banks, DGFS and the other parties named therein, the Loan Agreement was modified to allow DGC to pay dividends after the closing of its initial public offering of stock.

      Pursuant to that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement, dated as of November 26, 2003 (the "Fifth Amendment") among the Banks, DGFS and the other parties named therein, the Facility Commitment for FTBNA was increased to a maximum principal amount of Forty Million Dollars ($40,000,000.00), the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Ninety Million Dollars ($190,000,000.00), and other modifications were made to the Loan Agreement.

      Pursuant to that certain Sixth Amendment to Eighth Amended and Restated Loan Agreement, dated as of June 30, 2004 (the "Sixth Amendment"; the Original Loan Agreement, as amended hereby, and by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, referred to hereinafter as the "Loan Agreement"), among the Banks, DGFS, DGPFC and other parties named therein, DGPFC was added as a Borrower under the Banks' respective Facility Commitments, DGPFC was added as a party to the Loan Agreement, the Seventh Amended and Restated Security Agreement as defined therein, and to other documents evidencing or securing the Loan (the Loan Agreement and all security documents collectively referred to as the "Security Documents"), the Banks extended the maturity date of the Loan to June 30, 2007, and other modifications were made to the Loan Agreement, the Seventh Amended and Restated Security Agreement defined therein and certain other loan and security documents.

      DGFS and DGPFC have now requested that the Banks make available a Swing Line Loan up to an amount of Thirty Million Dollars ($30,000,000.00), as part of the credit facility hereunder, and the parties have agreed to make such advances available.

      The Borrower and the Banks now desire to modify certain terms of the Loan as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenant and agree with the Banks, that:

            (a) All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby; in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as thereafter amended from time to time, between the Borrower and Agent (the "Security Agreement"); and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

            (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

            (c) There are no existing offsets, defenses or counterclaims to the obligations of the Borrowers as set forth in the New Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.

            (d) Neither Borrower has any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrowers or any of them have or may have any such existing claim (whether known or unknown), the Borrower do each hereby forever release and discharge, in all respects, the Banks with respect to such claim.

            (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. The following definitions shall be added to Section 1.1 of the Loan Agreement and shall be inserted where appropriate in correct alphabetical order:

            "Notice of Conversion/Continuation" has the meaning ascribed to it in Section 2.3(c).

            "Notice of Revolving Credit Advance" has the meaning ascribed to it in Section 2.2(a).

            "Notice of Swing Line Advance" has the meaning ascribed to it in
      Section 2.2(d)(ii).

            "Revolving Credit Advances" means of principal on the Revolving Loan by the Banks under the terms of this Loan Agreement to Borrower pursuant to Section 2.1.

            "Revolving Loan Commitment" means (a) as to any Bank, the commitment of such Bank to make Revolving Credit Advances as set forth on Exhibit B and (b) as to all Banks, the aggregate commitment of all Banks to make Revolving Credit Advances, which aggregate commitment shall be One Hundred Ninety Million Dollars ($190,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with this Agreement.

            "Revolving Loan" means aggregate of Revolving Credit Advances outstanding to the Borrower.

            "Swing Line Advance" has the meaning ascribed to it in Section 2.2(d)(i).

            "Swing Line Availability" has the meaning ascribed to it in Section 2.2(d)(i).

            "Swing Line Commitment" means, as to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Advances as set forth on EXHIBIT "B," which commitment constitutes a subfacility of the Facility Commitment of the Swing Line Lender.

            "Swing Line Lender" means First Tennessee Bank National Association, or a Bank which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

            "Swing Line Loan" means, as the context may require, at any time, the aggregate amount of Swing Line Advances outstanding to Borrower pursuant to Section 2.2(d).

            "Swing Line Note" means the promissory note executed by the Borrower to Swing Line Lender which evidences Swing Line Commitment, substantially in the form attached hereto as EXHIBIT "C," as such note may be modified, renewed or extended from time to time; and any other note or notes executed at any time to evidence the indebtedness of Borrower to the Swing Line Lender under this Loan Agreement, in whole or in part, and any renewals, modifications and extensions thereof, in whole or in part.

      4. The definition of "Effective Date," in Section 1.1 of the Loan Agreement, as set forth in the Sixth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "Effective Date" shall mean December 3rd, 2004.

      5. The definition of "Affiliated Life Insurers," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted and the following is inserted in lieu thereof:

            "Affiliated Life Insurers" means Direct Life Insurance Company, a Georgia corporation, and any other life insurance company currently or hereafter wholly owned, directly or indirectly, by DGC.

      6. The definition of "Affiliated P&C Insurers," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted and the following is inserted in lieu thereof:

            "Affiliated P&C Insurers" means DIC, DGIC, Direct General Insurance Company of Mississippi, a Mississippi corporation, Direct General Insurance Company of Louisiana, a Louisiana corporation and any other property and casualty insurance company currently or hereafter wholly owned, directly or indirectly, by DGC.

      7. The definition of "Agency Subsidiaries," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted and the following is inserted in lieu thereof:

            "Agency Subsidiaries" means, collectively, Direct General Insurance Agency, Inc., a Tennessee corporation, Direct General Insurance Agency, Inc., an Arkansas corporation, Direct General Insurance Agency, Inc., a Mississippi corporation, Direct General Insurance Agency of Louisiana, Inc., a Louisiana corporation, Direct General Agency of Kentucky, Inc., a Kentucky corporation, Direct Adjusting Company, Inc., a Tennessee corporation, Direct Administration, Inc., a Tennessee corporation, Direct General Insurance Agency, Inc., a Texas corporation, and Direct General Consumer Products, Inc., a Tennessee corporation, or any other such non-insurance subsidiaries currently or hereafter wholly owned, directly or indirectly, by DGC

      8. The definition of "Advances," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted and the following is inserted in lieu thereof:

            "Advances" means any Revolving Credit Advance or Swing Line Advance, as the context may require.

      9. The definition of "Banks," in Section 1.1 of the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Banks" means, collectively, FTBNA (acting for itself and not as Agent), Hibernia, U.S. Bank, Regions, Carolina First, National City Bank, Fifth Third, and JPMorgan, and any successor or assignee which at any time is a holder of a Note.

      10. The definition of "Borrowing Base," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Borrowing Base" is the limitation on the aggregate Loan indebtedness which may be outstanding at any time during the term of this Agreement, which shall be eighty-five percent (85%) of Eligible Receivables.

      11. The definition of "DGC Banks," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "DGC Banks" means, collectively, FTBNA, National City Bank, and JPMorgan.

      12. The definition of "DGC Loan Agreement," in Section 1.1 of the Loan Agreement, as set forth in the First Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "DGC Loan Agreement" means that certain Loan Agreement dated as of December 3rd, 2004, among the DGC Banks, DGC and the Borrower, as the same may be amended, modified, extended and/or restated from time to time.

      13. The definition of "Facility Commitment," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Facility Commitment" shall means " means (a) as to any Bank, the aggregate of such Bank's Revolving Loan Commitment (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment) and (b) as to all Banks, the aggregate of all Bank's' Revolving Loan Commitments (including without duplication the Swing Line Lender's Swing Line Commitment as a subset of its Revolving Loan Commitment), which aggregate commitment shall be One Hundred Ninety Million Dollars ($190,000,000) on the Closing Date, as to each of clauses
      (a) and (b), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with this Agreement.

      14. The definition of "Thirteenth Amended and Restated Guaranty Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Sixth Amendment, is hereby deleted in its entirety and the following is inserted where appropriate in correct alphabetical order in lieu thereof:

            "Fourteenth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of the Effective Date, guaranteeing the payment of indebtednesses of Borrower to the Banks not to exceed One Hundred Ninety Million Dollars
      ($190,000,000.00), plus interest and the costs of collection.

All references in the Loan Agreement to any prior Amended and Restated Guaranty Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Fourteenth Amended and Restated Guaranty Agreement.

      15. The definition of "Loan," in Section 1.1 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Loan" means the Revolving Loan and the Swing Line Loan and the Revolving Loan.

      16. The definition of "Notes," in Section 1.1 of the Loan Agreement, as set forth in he Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Notes" means the FTBNA Note, the Hibernia Note, the U.S. Bank Note, the Regions Note, the Carolina First Note, the National City Bank Note, the Fifth Third Note, the Bank One Note, and the Swing Line Note.

      17. The definition of "Seventh Amended and Restated Pledge and Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Sixth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of November 26, 2003, as amended by that Fifth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2004, as amended by that Sixth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of December 3, 2004, and as the same may be further modified or amended, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Fourteenth Amended and Restated Guaranty Agreement.

      18. The definition of "Seventh Amended and Restated Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Sixth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and Restated Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Security Agreement, dated as of November 26, 2003, as amended by that Fifth Amendment to Seventh Amended and Restated Security agreement, dated as of June 30, 2004, as amended by that Sixth Amendment to Seventh Amended and Restated Security Agreement, dated as of December 3, 2004, and as the same may be further modified or amended, pursuant to which the Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

      19. Section 2.1 of the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.1 THE REVOLVING CREDIT FACILITY. Subject to the terms and conditions herein set out, the Banks severally agree and commit to make loan advances (reach, a "Revolving Credit Advance") to the Borrower from time to time, from the Effective Date until the Loan Termination Date, ratably in proportion to their respective Facility Commitments and in such amount that, the aggregate principal amount of the Loan at any one time outstanding shall not exceed the lesser of (i) One Hundred Ninety Million Dollars ($190,000,000.00) or (ii) the Borrowing Base; provided, that after giving effect to any such Revolving Credit Advance, (i) the sum of the outstanding amount of such Bank's Revolving Credit Advances and its proportionate share of the outstanding Swing Line Loan shall not exceed its respective Facility Commitments and (ii) the aggregate outstanding amount of the Revolving Loan and the Swing Line Loan shall not exceed the aggregate of the Facility Commitments. On the Effective Date, the Banks will make adjustments among themselves so that the outstanding principal balances of the Loan indebtedness shall be held by them in proportion to their respective Facility Commitments.

            In the event that any Bank fails to fund its Facility Commitment, the remaining Banks are not obligated to fund any amount to make up the shortfall, nor shall the remaining Banks incur any liability to the Borrower as a result of any non-funding Bank's failure to fund.

      20. Section 2.2 of the Loan Agreement, as set forth in the Original Loan Agreement and as modified in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.2 FUNDING THE REVOLVING CREDIT LOAN.?

            (a) Each Revolving Credit Advance hereunder shall be made upon the written request of the Borrower to the Agent ("Notice of Revolving Credit Advance") by facsimile transmission or given in accordance with Section
      10.2 hereof, specifying the date and amount thereof, which request must be received by Agent prior to 10:30 a.m., Central Time (standard or daylight savings, as applicable) on (i) in the case of an Revolving Credit Advance bearing interest at the Base Rate, the day of the requested Revolving Credit Advance, and (ii) in the case of an Revolving Credit Advance bearing interest at the Adjusted LIBOR Rate, on the third Business Day preceding the date of requested Revolving Credit Advance. Each request for an Revolving Credit Advance bearing interest at the Adjusted LIBOR Rate shall also request the initial Interest Period for such Revolving Credit Advance. It is agreed that only three (3) Adjusted LIBOR Rates and three
      (3) Interest Periods shall be permitted to be in effect at any time during the term hereof. In the event the LIBOR Rate is not reported by the Bloomberg LLC, the Banks and Borrower agree to negotiate expeditiously and in good faith in an attempt to determine an alternative method of establishing the LIBOR Rate.

            (b) Provided Agent shall have received Notice of Revolving Credit Advance") in the manner set forth in Section 2.2(a) hereof, the Agent will use its reasonable efforts to notify each Bank from which an Revolving Credit Advance is requested of such Revolving Credit Advance prior to 12:00 noon, Central Time (standard or daylight savings, as applicable).

            (c) Each Bank shall, not later than 2:00 P.M., Memphis, Tennessee time (standard or daylight savings, as applicable) on the date specified in such notice, make available to Agent at its main office in Memphis, Tennessee, an amount in immediately available funds equal to such Bank's pro rata share of the requested Revolving Credit Advance. Proceeds received by Agent from the other Banks, and amounts advanced by FTBNA hereunder, shall promptly be made available to Borrower by depositing the same to Borrower's checking account.

            (d) Swing Line Facility.

                  (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make available from time to time until the Loan Termination Date advances (each, a "Swing Line Advance"). The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the lesser of (A) the Swing Line Commitment and (B) the aggregate Revolving Loan Commitment less the outstanding balance of the Revolving Loan at such time ("Swing Line Availability"). Until the Loan Termination Date, Borrower may from time to time borrow, repay and reborrow under this
      Section 2.2(d)(i). Unless the Swing Line Lender has received at least one Business Day's prior written notice from Required Banks instructing it not to make a Swing Line Advance by reason of the failure of any condition precedent set forth in Section 4, the Swing Line Lender may, regardless of whether the Swing Line Lender is aware of the failure of any condition precedent set forth in Section 4, fund that Swing Line Advance, and to have each Bank make Revolving Credit Advances in accordance with Section 2.2(d)(iii) or purchase participating interests in accordance with Section 2.2(d)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute a Base Rate Loan. The entire unpaid balance of the Swing Line Loan shall be due and payable in full in immediately available funds on the Loan Termination Date.

                  (ii) Each Swing Line Advance shall be made on notice by Borrower to Agent , (a "Notice of Swing Line Advance") Agent by facsimile transmission or given in accordance with Section 10.2, specifying the date and amount thereof, which request must be received by Agent prior to 10:30 A.M. Central Time (standard or daylight savings, as applicable)on the date of the proposed Swing Line Advance. Agent shall notify the Swing Line Lender, promptly after receipt of a Notice of Swing Line Advance and in any event prior to 12::00 p.m. (Memphis, Tennessee time) on the date such Notice of Swing Line Advance is received. Swing Line Lender may, in its discretion, make the amount of such Swing Line Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex C not later than 2:00 p.m. (Memphis, Tennessee time) on the date such Notice of Swing Line Advance is received. After receipt of such wire transfer (or, in Agent's discretion, before receipt of such transfer), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to Borrower.

                  (iii) The Swing Line Lender shall, not less than weekly, on behalf of Borrower (and Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Bank (including the Swing Line Lender) to make a Revolving Credit Advance to Borrower (which shall be a Base Rate Loan) in an amount equal to that Bank's pro rata share of the principal amount of the Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the date such notice is given. Unless any of the events described in Section 8.5 has occurred (in which event the procedures of Section 2.2(d)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Bank shall disburse directly to Agent its pro rata share of a Revolving Credit Advance on behalf of the Swing Line Lender prior to 2:00 p.m. (Memphis, Tennessee time) in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan of Borrower.

                  (iv) If, prior to refunding a Swing Line Loan with a Revolving Credit Advance pursuant to Section 2.2(d), one of the events described in
      Section 8.5 has occurred, then, subject to the provisions of Section 2.2(d)(v) below, each Bank shall, on the date such Revolving Credit Advance was to have been made for the benefit of Borrower, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its pro rata of the Swing Line Loan. Upon request, each Bank shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

                  (v) Each Bank's obligation to make Revolving Credit Advances in accordance with Section 2.2(d)(iii) and to purchase participation interests in accordance with Section 2.2(d)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Bank may have against the Swing Line Lender, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Event of Default or the occurrence any event which with notice or the passage of time of both, if uncured or waived would become an Event of Default; (C) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time; or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Bank does not make available to Agent or the Swing Line Lender, as applicable, the amount required pursuant to Sections 2.2
      (d)(iii) or 2.2(d)(iv), as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Bank, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter.

            (e) Reliance on Notices. Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Swing Line Advance, Notice of Conversion/Continuation or similar notice believed by Agent to be genuine. Agent may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary.

      21. Section 2.3 of the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.3 THE NOTES AND INTEREST.

            (a) The Loan shall be evidenced by the Notes. The Loan shall bear interest at the rate or rates set forth hereinafter. The entire principal amount of the Loan shall be due and payable on the Loan Termination Date. The unpaid principal balances of the Loan shall bear interest from the Effective Date on disbursed and unpaid principal balances (calculated on the basis of a 360-day year for actual days elapsed) at a rate per annum which shall, from day to day, be equal to the lesser of (i) the Maximum Rate, or (ii) a rate equal to the Applicable Rate.

            (b) Said interest, computed on the unpaid principal balances from time to time outstanding, shall be payable (i) on the last day of each and every July, October, January, and April, as to any portion of the Loan to which the Base Rate applies, and (ii) on the final day of the applicable Interest Period [and, in the case of any Interest Period of over three (3) months in duration, on the date which is three (3) months after the commencement of such Interest Period], as to any portion of the Loan to which the Adjusted LIBOR Rate applies.

            (c) Borrower's election(s) shall be in writing ("Notice of Conversion/Continuation"), signed by the Borrower and delivered to the Agent as provided in Section 2.2 hereof. An election by Borrower shall be in effect until (i) if the effective Applicable Rate is the Base Rate, a change in the election of the Applicable Rate by Borrower in accordance with the terms hereof or (ii) if the effective Applicable Rate is the Adjusted LIBOR Rate, the expiration of the Interest Period elected by Borrower. Upon the expiration of each Interest Period, the Borrower shall have the right to specify a new Interest Period for the portion of the Loan that will bear interest at the Adjusted LIBOR Rate by giving written notice of such requested Interest Period to the Agent (which shall promptly notify the Banks) no later than 10:00 a.m., Memphis time, on the third Business Day preceding the last day of such expiring Interest Period. Notwithstanding any other term or provision hereof, Borrower shall be required to elect the same Applicable Rate (i.e., same Base Rate and same Adjusted LIBOR Rate) to be applicable to all of the Notes and the Borrower shall be required to elect the Base Rate as to any Swing Line Loan.

            (d) If no election is made by Borrower, on or prior to 10:00 a.m., Memphis time on the third (3rd) Business Day prior to the expiration of an Interest Period, to change the Applicable Rate or to continue to have the Loan bear interest at the Adjusted LIBOR Rate for a designated Interest Period, the Applicable Rate shall be the Base Rate upon the expiration of such Interest Period. If Borrower does not elect an Applicable Rate at any time, then the Applicable Rate shall automatically be the Base Rate. When the Applicable Rate is the Base Rate, each change in the Base Rate shall be effective without notice to the undersigned on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be.

            (e) If the Agent shall have determined that the Bloomberg LLC Computer Service does not continue to report the LIBOR Rate, then upon notice from the Agent to the Borrower, the obligations of the Banks to make any portion of the Loan as a loan bearing interest at the Adjusted LIBOR Rate shall forthwith be suspended unless and until an alternative method for determining the LIBOR Rate is agreed to in accordance with
      Section 2.2(a) hereof, and until such alternative method is agreed to, all amounts owing under the Notes shall accrue interest at the Base Rate.

            (f) In the event that the foregoing provisions should be construed by a court of competent jurisdiction not to constitute a valid, enforceable designation of a rate of interest or method of determining same, the Loan shall bear interest at the maximum effective variable contract rate which may be charged by the Banks under applicable law from time to time in effect.

            (g) Borrower hereby indemnifies the respective Banks and holds each Bank harmless from any loss or expense which any such Bank may sustain or incur as a consequence of any Change in Law that results in the imposition on any Bank of reserve requirements in connection with LIBOR Rate loans made by such Bank. Borrower will make any payments under this indemnity to the respective Banks, upon demand. Borrower further agrees to enter into a modification of the Loan Agreement, at the request of the Agent, to bring the Loan Agreement into compliance with any Change in Law. This paragraph shall only apply to losses or expenses incurred by any Bank in connection with LIBOR Rate loans made to Borrower after notice by such Bank to Agent and Borrower that there has been a Change in Law that will result in such losses or expenses.

            (h) If any Bank shall determine (which determination shall, upon notice thereof to the Borrower and the Agent, be conclusive and binding on the Borrower) that the introduction of or any change in, or in the interpretation of, any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Bank to continue or maintain any portion of the Loan as a loan bearing interest at the Adjusted LIBOR Rate, the obligation of such Bank to continue or maintain the indebtedness evidenced by such Bank's Note on such basis shall, upon such determination, forthwith be suspended until such Bank shall notify the Borrower that the circumstances causing such suspension no longer exist, and the entire indebtedness evidenced by such Bank's Note shall automatically bear interest at the Base Rate at the end of the then current Interest Period or sooner, if required by such law or assertion.

      22. Section 2.6(b) of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (b) All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Agent, for the account of the Banks at the Agent's office located at 165 Madison Avenue, Memphis, Tennessee 38103, in lawful money of the United States of America and in immediately available funds. The Agent shall promptly distribute such payments upon receipt in like funds as received in proportion to their respective Facility Commitments; provided, however, that in the event that the indebtedness of Borrower to the several Banks at any time is not in proportion to the Facility Commitments of the Banks (as a result of failure or refusal of a Bank to fund a requested Advance, receipt by a Bank of a payment not shared pro rata with the other Banks, expense incurred in connection herewith not borne proportionately by the Banks or otherwise or because the Swing Line Lender has made a Swing Line Advance which has not been purchased or funded by the other Banks), further payments shall be paid to the Bank or Banks to which the Borrower's indebtedness is disproportionately greater than such Banks' pro rata share until such proportionality is reestablished.

      23. Section 4.2(b) of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (b) Neither Borrower shall be in default of any of the terms and provisions hereof or of any instrument or document now or at any time hereafter evidencing or securing all or any part of the Loan indebtednesses. Each of the Warranties and Representations of the Borrower and Guarantors, as set out in Section 5 hereof shall remain true and correct in all material respects as of the date of such Advance.

      24. The first sentence of Section 8 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            An "Event of Default" shall exist if any of the following shall occur (and as used in this Section 8, references to "Borrower" shall be construed to mean either Borrower):

      25. Exhibit "B" to the Loan Agreement, as set forth in the Fifth Amendment, is hereby deleted in its entirety, and the schedule attached hereto marked REVISED EXHIBIT "B" shall be inserted in lieu thereof.

      26. All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      27. All references in all Loan Documents (including, but not limited to, the New Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby. All references in the Loan Documents (including, but not limited to, the Security Agreement and the Loan Agreement) to the "Notes" shall, except as the context may otherwise require, be deemed to constitute references to the Notes as such term is defined herein.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
         SEVENTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

      IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                           BORROWERS:

                           DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                           By: /s/ Brian G. Moore
                               -------------------------------------------------
                           Name: Brian G. Moore
                           Title: President

                           DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation

                           By: /s/  Brian G. Moore
                               -------------------------------------------------
                           Name: Brian G. Moore
                           Title: President

                           GUARANTORS:

                           DIRECT GENERAL CORPORATION, a Tennessee corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Senior Vice-President and Chief Financial
                                  Officer

                           DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           [SIGNATURE PAGE CONTINUED]

                           DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation

                           By: /s/ J. Todd Hagely
                               -------------------------------------------------
                           Name: J. Todd Hagely
                           Title: Treasurer

                           DIRECT ADMINISTRATION, INC., a Tennessee corporation

                           By: /s/ J. Todd Hagely
                              -------------------------------------------------
                           Name: J. Todd Hagely
                           Title: Treasurer

                           [SIGNATURE PAGE CONTINUED]

                           DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation

                           By: /s/ Barry D. Elkins
                               -------------------------------------------------
                           Name: Barry D. Elkins
                           Title: Vice-President and Chief Financial Officer

                           DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation

                           By: /s/ J. Todd Hagely
                              --------------------------------------------------
                           Name: J. Todd Hagely
                           Title: Treasurer

                                  BANKS:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                              --------------------------------------------------
                           Title: SVP

                           HIBERNIA NATIONAL BANK

                           By: /s/ Janet Olson Rack
                              --------------------------------------------------
                           Title: Sr. Vice President

                           U.S. BANK NATIONAL ASSOCIATION

                           By: /s/ Russell S. Rogers
                              --------------------------------------------------
                           Title: Vice President

                           CAROLINA FIRST BANK

                           By: /s/ Charles Chamberlain
                              --------------------------------------------------
                           Title: EVP

                           JPMORGAN CHASE BANK, N.A.
                           (successor by merger to Bank One, NA (Main
                           Office Chicago))

                           By: /s/ Robert D. Bond
                              --------------------------------------------------
                           Title: First Vice President

                           [SIGNATURE PAGE CONTINUED]

                           REGIONS BANK

                           By: /s/ James Schmaltz
                               -------------------------------------------------
                           Title: Vice President

                           NATIONAL CITY BANK OF KENTUCKY

                           By: /s/ Kevin C. Anderson
                              --------------------------------------------------
                           Title: Sr. Vice President

                           FIFTH THIRD BANK, N.A. (TENNESSEE)

                           By: /s/ David Hicks
                              --------------------------------------------------
                           Title: VP

                           AGENT:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                              --------------------------------------------------
                           Title: SVP

                               REVISED EXHIBIT "B"

                        FACILITY COMMITMENTS OF THE BANKS

Revolving Facility Commitments

First Tennessee Bank National Association            $ 40,000,000.00*
Hibernia National Bank                                 20,000,000.00
U. S. Bank National Association                        30,000,000.00
Regions Bank                                           25,000,000.00
Carolina First Bank                                    15,000,000.00
National City Bank                                     15,000,000.00
Fifth Third Bank                                       10,000,000.00
JPMorgan Chase Bank, N.A. (successor by                35,000,000.00
merger to Bank One, NA (Main Office Chicago))
                                                     ---------------
                                TOTAL:               $190,000,000.00
                                                     ---------------

* Includes $30,000,000.00 Swing Line Commitment of First Tennessee Bank National Association.